REVENUE (Tables)	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Disaggregation of revenue
The following table represents a disaggregation of revenue earned from contracts with customers during the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
(in thousands of $)	2022	2021	2020
Base tolling fee (1)	204,501	204,501	204,501
Amortization of deferred commissioning period revenue (2)	4,120	4,120	4,220
Amortization of Day 1 gains (3)	22,608	9,712	9,950
Overproduction/underutilization (4)	(20,089)	3,249	7,965
Incremental base tolling fee (5)	5,000	—	—
Other (6)	(2,170)	(562)	(575)
Liquefaction services revenue (10)	213,970	221,020	226,061

Management fees revenue (7)	27,916	27,411	20,695
Service revenue (8)	14,423	—	—
Other revenues (9)	1,746	366	—
Vessel management fees and other revenues (10)	44,085	27,777	20,695
(1) The LTA bills at a base rate in periods when the oil price is $60 or less per barrel, and at an increased rate when the oil price is greater than $60 per barrel. The oil price above the base rate is recognized as a derivative and included in “Realized and unrealized gain/(loss) on oil and gas derivative instruments” in the consolidated statements of operations (note 8).

(2) Customer billing during the commissioning period, prior to vessel acceptance and commencement of the contract term was deferred (note 23 and 24) and recognized evenly over the contract term of the LTA.

(3) Day 1 gain results from amount established on the initial recognition of the FLNG Hilli’s oil derivative instrument embedded in the LTA and the FLNG Hilli's gas derivative instruments pursuant to LTA Amendment 3 (note 23 and 24). These amounts were deferred on initial recognition and amortized evenly over the contract term.

(4) In March 2021, we signed an agreement with the Customer (“LTA Amendment 2”), to change the contract term from one linked to fixed capacity of 500.0 billion cubic feet to one of a fixed term, terminating on July 18, 2026. This amendment also permits billing adjustments for amounts over or under the annual contracted capacity in a given contract year (“overproduction” or “underutilization”, respectively), commencing from the 2019 contract year. Amounts for overproduction were invoiced at the end of a given contract year, while amounts for underutilization (which is capped per contract year) will be a reduction against our final invoice to the Customer at the end of the LTA in July 2026. Pursuant to LTA Amendment 2, we have billed and recognized overproduction revenue in relation to excess production over contracted annual based capacity during contract years 2020 and 2021. Due to a production shortfall of the FLNG Hilli for the 2022 contract year, we recognized a non-current contract liability for this underutilization of $35.8 million (note 24). The presentation of this shortfall is bifurcated as reductions to the “Liquefaction services revenue” and "Other operating income” line items in the consolidated statements of operations amounting to $20.1 million and $15.7 million, respectively.

(5) In July 2021, we entered into LTA Amendment 3 which increased the annual capacity utilization of FLNG Hilli by 0.2 million tons of LNG, for the 2022 contract year. In July 2022, the Customer exercised its option pursuant to LTA Amendment 3 for 0.2 million tons (out of 0.4 million tons) from January 2023 to the end of the LTA in July 2026. The combined effect results in annual contracted base capacity of 1.4 million tons of LNG from January 1, 2022 to the end of the LTA. The tolling fee is linked to TTF and the Euro/U.S. Dollar foreign exchange movements. The contractual floor rate is recognized in “Liquefaction services revenue” and the tolling fee above the contractual floor rate is recognized as a derivative in “Realized and unrealized gain/(loss) on oil and gas derivative instruments”, in the consolidated statements of operations (note 8).

(6) “Other” comprised of accrued demurrage cost of $1.6 million (2021: $nil), which we recognized in the period in which the delay occurred. The unwinding of liquidated damages recognized prior to the commencement of the contract term of $0.6 million (2021: $0.6 million) were deferred (note 24) and released evenly over the contract term.

(7) Comprised of ship management, administrative and vessel operation and maintenance services. We entered into several agreements to provide ship management and administrative services to external customers and related parties (note 14 and 28).
(8) In August 2022, we entered into a development agreement with Snam to provide drydocking, site commissioning and hook-up services for the Golar Tundra (the “Development Agreement”), which it acquired from us in May 2022 (note 14.2). The Development Agreement includes contractual fixed payments recognized over the period of time that we provide the services to Snam. We assessed this to be a single performance obligation to the customer that is satisfied over time (from the period of entry into the agreement to delivery of the fully commissioned FSRU to our customer), with progress over time measured using an input method of recognition based on our efforts expended over the contract term, reflecting our past experience with comparable projects for our owned vessels, as determined using hours expended by our project team. As of December 31, 2022, we recognized services revenue and an associated contract liability of $14.4 million and $4.2 million (note 23), respectively. The remaining unsatisfied services revenue performance obligation of $4.9 million is expected to be recognized within a year.

(9) Included in “Other revenues” are revenues from a FLNG study of $0.9 million which was completed in December 2022 (assessed as a single performance obligation recognized at a point in time) and sub-leasing income of $0.4 million (note 13).

(10) Liquefaction services revenue and the revenue from a FLNG study of $0.9 million (within vessel management fees and other revenues) were included under our “FLNG” segment while the remaining vessel management fees and other revenues were recognized under our “Corporate and Other” segment.

Contract assets and liabilities
The following table represents our contract assets and liabilities balances as of December 31, 2022 and 2021:

	Year Ended December 31,
(in thousands of $)	2022	2021
Contract assets	21,297	21,778

Current contract liabilities (1)	(8,398)	(4,221)
Non-current contract liabilities (2) (3)	(54,018)	(14,515)
Total contract liabilities	(62,416)	(18,736)

Opening balance on January 1	(18,736)	(22,856)
Deferral of revenue	(62,223)	—
Recognition of unearned revenue	18,543	4,120
Closing balance on December 31	(62,416)	(18,736)
(1) In August 2022, we entered into the Development Agreement and had received advance payments of $18.6 million, of which we had recognized services revenue of $14.4 million during the year ended December 31, 2022.

(2) In May 2022, we entered into a sale and purchase agreement (the “Arctic SPA”) with SNAM RETE GAS S.p.A (part of Snam), pursuant to which, upon receipt of a notice to proceed, we will convert LNG carrier Golar Arctic to a FSRU, deliver, install and connect her to Snam’s mooring located offshore Italy, and following completion of commissioning activities and provisional acceptance, her eventual sale to Snam. The Arctic SPA includes contractual fixed payments (recognized over the period of time that we provide the services to Snam). As of December 31, 2022, we recognized a non-current contract liability of $7.8 million (note 24).

(3) Included within “Non-current contract liabilities” is the advance payment received in relation to the Arctic SPA of $7.8 million, underutilization liability of $35.8 million and deferred commissioning revenue in relation to the Hilli of $10.4 million (note 24).
We expect to recognize liquefaction services revenue related to the partially unsatisfied performance obligation at the reporting date evenly over the remaining contract term of 3.5 years, including the components of transaction price described above.